EXHIBIT (10)(p)(1)
                                AMENDMENT NO. 1
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Thrift Plan (the "Plan"), effective January 1, 1994; and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan by adding a new Section 20.05, to provide as follows:

20.05     Merger of TDS Healthcare Systems Corporation Profit Sharing Plan

          (a) Effective as of the beginning of business on January 1, 1995, the TDS Healthcare Systems Corporation Profit Sharing Plan (the "TDS Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the TDS Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the TDS Plan of all persons, to the extent not inconsistent with any provisions of the TDS Plan that may not be eliminated under Section 411(d)(6) of the Code.

          (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section 11.08 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the TDS Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995, in accordance with the Plan's general provisions, as of the date the assets of the trust fund of the TDS Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the TDS Plan as certified to the Plan Administrator by the plan administrator of the TDS Plan.

          IN WITNESS WHEREOF, the Company by its duly authorized officers has caused this instrument to be executed as of the 31st day of December, 1994, to be effective as provided herein.


                                     ALLTEL CORPORATION


                                     By: /s/ John L. Comparin
                                         Title: Vice President-Human Resources

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

                                AMENDMENT NO. 2
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Thrift Plan (the "Plan"), effective January 1, 1994; and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

          1. Effective as of May 1, 1995, Section 12.05 of the Plan is amended to provide as follows:

12.05  Resumption of Salary Deferral Contributions

       A Participant who has voluntarily suspended his Salary Deferral Contributions in accordance with Section 12.04 shall not be considered an Active Participant during such period of suspension. A Participant may resume such contributions and again become an Active Participant at such times, and in the manner and with such advance notice period as the Plan Administrator shall prescribe. A Participant who resumes Salary Deferral Contributions shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 12.02.

          2. Effective as of each Effective Date, as Effective Date is defined in the Employee Transfer Agreements between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreements, the Plan is amended by adding immediately following
Article XXI thereof, the following new Article XXII:

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                                  ARTICLE XXII

                      TRANSFER OF BENEFITS WITH RESPECT TO
                CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
              CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES


22.1   Definitions.

       For purposes of this Article XXII, the following definitions shall apply:

       (a) "Citizens" shall mean Citizens Utilities Company, a Delaware corporation; Citizens Telecommunications Company of Oregon, a Delaware corporation; Citizens Utilities Company of California, a California corporation; and Citizens Utilities Company, a Pennsylvania corporation, individually or collectively, as the context may require.

       (b) An "Effective Date" shall mean an Effective Date as defined in an Employee Transfer Agreement.

       (c) An "Employee Transfer Agreement" shall mean an Employee Transfer Agreement between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; and Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, (collectively, the "Employee Transfer Agreements").

       (d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the elections of the Transfer Employees and the provisions of the Transfer Agreements.

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

       (e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from a Transferring Employer to Citizens, as of an Effective Date and who elects, in a writing delivered to the applicable Transferring Employer in such form and at such time as the Transferring Employer shall prescribe, to have his Separate Account under the Plan transferred to a Transfer Plan.

       (f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

       (g) A "Transferring Employer" shall mean Navajo Communications Co., Inc., Mountain State Telephone Company, ALLTEL Nevada, Inc., NCC Systems, Inc., ALLTEL Oregon, Inc., CP National Corporation, ALLTEL Tennessee, or Tuolumne Telephone Company (collectively, the "Transferring Employers").

22.2   Transfer of Assets.

       The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements, to be held, administered, and disposed of by the trustee(s) of the Transfer Plans, under the terms, conditions, and provisions of the Transfer Plans.

22.3   Benefit Payments After an Effective Date but Prior to the Transfer of
       Assets.

       If, on or after an Effective Date and before the actual transfer of assets, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to
       Section 22.2 shall be reduced accordingly.

22.4   Cessation of Participation.

       Effective as of the Effective Date applicable to him, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 22.3).

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

22.5   Vested Interest of Transfer Employees.

       The entire Separate Account of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by Citizens, including any amounts in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

22.6   Plan Continuing.

       The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfers of assets to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

22.7   Overriding Provisions.

       The provisions of this Article XXII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 21st day of April, 1995.


                                             ALLTEL CORPORATION


                                             By: /s/ John L. Comparin
                                                 Title: V.P.-Human Resources

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